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                                POWER OF ATTORNEY

       KNOW ALL BY PERSON THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Naresh Nagpal, M.D. and David H. Fater or either of them each acting alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in his or her name, place and stead, in any and all capacities, in connection with BMJ Medical Management, Inc.'s Registration Statement on Form S-1 under the Securities Act of 1933, including to sign the Registration Statement in the name and on behalf of the undersigned as a director or officer of the Registrant and any and all amendments or supplements thereto, including any and all stickers and post-effective amendments thereto, and any and all additional registration statements relating to the same offering of securities as those that are covered by the Registration Statement that are filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulatory body, granting unto said attorneys in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his, her or their substitutes, may lawfully do or cause to be done by virtue hereof.

       This Power of Attorney has been signed by the following persons in the capacities stated as of the 30th day of November 1997.


Signature                                       Title
---------                                       -----



------------------------------------            Director
     Georges Daou



 /s/ Stewart G. Eidelson, M.D.                  Director
------------------------------------
     Stewart G. Eidelson, M.D.